UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GAMESQUARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GAMESQUARE HOLDINGS INC.
6775 Cowboys Way, Ste. 1335

Frisco, Texas 75034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Central Time on March 12, 2025

Dear GameSquare Holdings, Inc. Stockholder:

You are cordially invited to attend our 2024 annual meeting of stockholders (the “Annual Meeting”), which will be held on March 12, 2025 at 12:00 p.m. Central Time. The Annual Meeting will be conducted virtually via live webcast. You will be able to vote and submit your questions during the meeting by visiting https://meetnow.global/MGFQ7HJ. Please have your notice or proxy card in hand when you visit the website. During the Annual Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1. To elect eight directors from the nominees named in the accompanying proxy statement to hold office until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2. To ratify the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3. To approve, by a non-binding advisory vote, the compensation of our named executive officers;

4. To consider, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers;

5. To approve an amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Company’s 2024 Stock Incentive Plan will readjust annually to an amount equal to 20% of the Company’s total shares of common stock outstanding (the “Evergreen Amendment”); and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on February 10, 2025 as the record date for the Annual Meeting. Only stockholders of record on February 10, 2025 are entitled to notice of and to vote at the Annual Meeting. It is important that your shares are represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.

Your vote must be received by 11:59 p.m. Central Time, on March 11, 2025. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement. This proxy statement is being mailed to stockholders on or about February 19, 2025.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail.

Thank you for your continued support of GameSquare Holdings, Inc.

By Order of the Board of Directors,

/s/ Justin Kenna
Justin Kenna
Chief Executive Officer and Director
Frisco, Texas
January 16, 2025

GAMESQUARE HOLDINGS, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Central Time on March 12, 2025

GENERAL INFORMATION

We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be conducted virtually via live webcast by visiting https://meetnow.global/MGFQ7HJ on March 12, 2025 at 12:00 p.m. Central Time. This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “GameSquare,” or the “Company” refers to GameSquare Holdings, Inc., a Delaware corporation.

This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about February 19, 2025. See the section titled, “Fiscal Year 2023 Annual Report and SEC Filings” for information on accessing our 2023 Annual Report to Stockholders.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Louis Schwartz and Michael Munoz to serve as proxies for the Annual Meeting.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

Proposal 1: To elect eight directors from the nominees named in this Proxy Statement to hold office until our 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier resignation or removal;

Proposal 2: To ratify the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

Proposal 3: To approve, by a non-binding advisory vote, the compensation of our named executive officers;

Proposal 4: To consider, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers;

Proposal 5: To approve an amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Company’s 2024 Stock Incentive Plan will readjust annually to an amount equal to 20% of the Company’s total shares of common stock outstanding; and

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Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

●	“FOR” the election of the eight directors nominated by our Board of Directors and named in this proxy statement;

●	“FOR” the ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

●	“FOR” the approval of the compensation of our named executive officers;

●	“FOR” the annual non-binding advisory vote on the compensation of our named executive officers; and

●	“FOR” the approval of the amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting. We are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on February 10, 2025, which we refer to as the record date, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the record date. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices for at least ten (10) days prior to the Annual Meeting and at the Annual Meeting. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare, Inc., our transfer agent. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

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Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm, bank or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please see “What if I do not specify how my shares are to be voted?” for more information.

Do I have to do anything in advance if I plan to attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a holder of our common stock as of the close of business on February 10, 2025 or if you hold a valid proxy for the Annual Meeting.

To participate in the Annual Meeting, you will need the control number included on your notice or proxy card. The live webcast will begin promptly at 12:00 p.m. Central Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.

How do I ask questions during the Annual Meeting?

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it been held in a physical location. If you wish to submit a question during the meeting, you may log into https://meetnow.global/MGFQ7HJ and enter your 15- digit control number. Once past the login screen, type in your question, and click “Submit.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and therefore will not be answered.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at https://meetnow.global/MGFQ7HJ.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

●	By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

●	By telephone or via the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card. We recommend that you have your proxy card in hand when voting by telephone or via the Internet. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Central Time on March 11, 2025.

●	Attend the Annual Meeting. You may vote at the Annual Meeting by following the instructions at https://meetnow.global/MGFQ7HJ. Please have your notice or proxy card in hand when you visit the website.

Beneficial Owners. If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.

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Whether or not you plan to attend the Annual Meeting, we request that you vote by proxy to ensure your vote is counted. To vote, you will need the control number. The control number will be included in the notice or on your proxy card if you are a stockholder of record, or included with your voting instructions received from your broker, bank or other nominee if you hold your shares of common stock in a “street name”.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	signing and returning a new proxy card with a later date;

●	entering a new vote by telephone or via the Internet by 11:59 p.m. Central Time on March 11, 2025;

●	delivering a written revocation to our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by 5:00 p.m. Central Time on March 11, 2025; or

●	following the instructions at https://meetnow.global/MGFQ7HJ.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	“FOR” the election of the eight directors nominated by our Board of Directors and named in this Proxy Statement for a one-year term and until their successors are duly elected;

●	“FOR” the ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers;

●	“FOR” an annual non-binding advisory vote on the compensation of our named executive officers;

●	“FOR” the approval of the amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula; and

●	In the discretion of the named proxies regarding any other matters properly presented for vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of The Nasdaq Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters such as Proposal 1 absent direction from you. Therefore, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares on Proposals 1, 3, 4, or 5.

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What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our Bylaws and Delaware law. The presence (including by proxy) of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. We have 32,660,995 shares of common stock outstanding and entitled to vote at the Annual Meeting, meaning that 16,330,499 shares of common stock must be represented at the Annual Meeting to constitute a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposals 1 or 4) or the approval of a majority of the votes present, entitled to vote and voting affirmatively or negatively on the proposal (Proposals 2, 3, or 5).

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of directors	Plurality of votes cast	No
Proposal 2: Ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2024	Majority of the shares (i) entitled to vote, (ii) present (including by proxy) and (iii) voting affirmatively or negatively on the Proposal	Yes
Proposal 3: Non-binding advisory vote to approve the compensation of named executive officers	Majority of the shares (i) entitled to vote, (ii) present (including by proxy) and (iii) voting affirmatively or negatively on the Proposal	No
Proposal 4: Non-binding advisory vote to determine the frequency of holding an advisory vote on the compensation of named executive officers	Plurality of votes cast	No
Proposal 5: Approval of an amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Company’s 2024 Stock Incentive Plan will readjust annually to an amount equal to 20% of the Company’s total shares of common stock outstanding	Majority of the shares (i) entitled to vote, (ii) present (including by proxy) and (iii) voting affirmatively or negatively on the Proposal	No

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With respect to Proposal 1, you may vote FOR or AGAINST any of the nominees for election as a director, or you may ABSTAIN from voting on any nominee. The election of directors requires a plurality vote of the shares of our common stock present (including by proxy) at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors. As a result, any shares not voted FOR a particular nominee (whether as a result of a vote AGAINST, a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

With respect to Proposal 2, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal

With respect to Proposal 3, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal.

With respect to Proposal 4, you may vote for the holding of an advisory vote on the compensation of named executive officers every ONE, TWO or THREE years, or ABSTAIN. “Plurality” means that the year period receiving the largest number of votes will be deemed the non-binding advisory choice of stockholders. As a result, any shares not voted for a particular year period (whether as a result of a stockholder abstention or a broker non-vote) will not be counted and will have no effect on the outcome of the election.

With respect to Proposal 5, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal.

Who will count the votes?

Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) has been engaged to receive and tabulate stockholder votes. Broadridge will separately tabulate FOR and AGAINST votes, abstentions, and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

Who is paying for the costs of this proxy solicitation?

The Company will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet by our personnel who will not receive additional compensation for such solicitation. In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Annual Meeting.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts.

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Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary at mmunoz@gamesquare.com or 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Beneficial owners may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for 2025 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is October 22, 2025 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2025 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2025 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. For the 2025 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034, not later than the close of business on the 10th day nor earlier than the close of business on the 60th day before the one-year anniversary of the date of our 2024 annual meeting of stockholders. Please refer to the full text of our Bylaw provisions for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

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CORPORATE GOVERNANCE

Overview

Our Board of Directors oversees our Chief Executive Officer and other senior management in the competent and ethical operation of our business and affairs and assures that the long-term interests of the stockholders are being served.

The Board has found that the fiduciary duties placed on individual directors by GameSquare’s governing corporate legislation and the common law, and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company. Further, our auditor has full and unrestricted access to the Audit Committee (as hereinafter defined) of the Board at all times to discuss the audit of the Company’s financial statements and any related findings as to the integrity of the financial reporting process.

We believe that good governance leads to high board effectiveness, promotes the long-term interests of our stockholders, strengthens the accountability of our Board of Directors and management and improves our standing in our industry.

Board Leadership Structure

At this time, our Board of Directors believes it is in the best interests of our Company and our stockholders for Louis Schwartz to serve as President and Chairman of the Board of Directors and Justin Kenna to serve as our Chief Executive Officer. The Chairman of the Board of Directors presides over all Board meetings and approves the agenda for meetings of the Board of Directors. He also works with the Board of Directors to drive decisions about particular strategies and policies.

The Board of Director’s Role in Risk Oversight

Our management has day-to-day responsibility for identifying risks facing us, including implementing suitable mitigating processes and controls, assessing risks in relation to Company strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, our stockholders, and other stakeholders. Our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for overseeing our aggregate risk profile, and assisting management in addressing specific risks.

Generally, various committees of our Board of Directors oversee risks associated with their respective areas of responsibility and expertise. For example, our Audit Committee oversees, reviews and discusses with management and the independent auditor, risks associated with our internal controls and procedures for financial reporting and the steps management has taken to monitor and mitigate those exposures. Our Compensation Committee oversees the management of risks associated with our compensation policies, plans, and practices. Our Nominating and Governance Committee oversees the management of risks associated with director independence and the composition and organization of the Board of Directors. Management and other employees report to the Board of Directors and/or relevant committee from time to time on risk-related issues.

Although the Board does not have a formal policy on separation of the roles of the CEO and Chairman, we have kept these positions separate. Separating the Chairman and CEO roles allows us to develop and implement corporate strategy that is consistent with the Board’s oversight role, while facilitating strong day-to-day executive leadership.

The Board believes that its leadership structure is appropriate for GameSquare. The independence of the Board’s committees and the use of executive sessions of the non-management directors allows the Board to maintain independent oversight of risks to our business, our long-term strategies, annual operating plan, and other corporate activities.

Director Independence

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Except for Louis Schwartz, President and Chairman of the Board of Directors and Justin Kenna, Chief Executive Officer and Director, of GameSquare, all of the current directors are considered “independent,” as they are free from a direct or indirect material relationship with GameSquare which could reasonably be expected to interfere with the exercise of their independent judgment as directors. The basis for this determination is that, since the commencement of GameSquare’s fiscal year ended December 31, 2023 and up to the date hereof, none of the current directors have worked for GameSquare, received remuneration from GameSquare (other than in their capacity as directors) or had material contracts with or material interests in GameSquare which could interfere with their ability to act in GameSquare’s best interests, except for Louis Schwartz and Justin Kenna.

The Board believes that it functions independently of management. To enhance its ability to act independently of management, the members of the Board may meet without management and the non-independent directors. In the event of a conflict of interest at a meeting of the Board, the conflicted director will, in accordance with corporate law and his or her fiduciary obligations as a director of GameSquare, disclose the nature and extent of his or her interest to the meeting and abstain from voting on the matter at issue. In addition, the members of the Board that are not members of management are encouraged to obtain advice from external advisors and legal counsel as they may deem necessary in order to reach a conclusion with respect to issues brought before the Board.

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Director Nominations

Candidates for nomination to our Board of Directors are selected by the Nominating and Governance Committee in accordance with the committee’s charter, and our Certificate of Incorporation and Bylaws. The Nominating and Governance Committee evaluates all candidates in the same manner and using the same criteria, regardless of the source of the recommendation.

The Nominating and Governance Committee is responsible for seeking out and evaluating suitable candidates to serve on the Board. In so doing, the Nominating and Governance Committee considers: (i) the competencies and skills that the Board considers necessary for the Board as a whole to possess; (ii) the competencies and skills that the Board considers each Nominee to possess; (iii) the competencies and skills that each Nominee will bring to the Board; (iv) the contribution to the Board’s composition and diversity that the Nominee will bring, including the Nominee’s geographic location, gender, ethnicity and race; and (v) whether or not each Nominee can devote sufficient time and resources to his or her duties as a member of the Board. While we do not have a formal policy with regard to the consideration of diversity in identifying nominees, the Company believes that candidates should be selected so that the Board of Directors is a diverse body, with diversity reflecting, among other things, age, gender, race, and professional experience. The Nominating and Governance Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.

Code of Conduct and Ethics

We have adopted a Code of Ethical Conduct (“Code of Ethics”) that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors. The Code of Ethics also contains our Insider Trading Policy which applies to all employees, including our senior management and directors. A copy of our Code of Ethics is available for review on our website at https://investors.gamesquare.com. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website at https://investors.gamesquare.com. The information on our website is not incorporated by reference into this report.

Insider Trading Policy and Hedging Transactions

The Company’s Insider Trading Policy prohibits any Insiders and their family members who share the same household, under all circumstances, from trading options for, or selling “short,” GameSquare securities or entering into hedging or monetization transactions or similar arrangements with respect to GameSquare’s securities. Insiders also may not hold GameSquare securities in a margin account nor pledge GameSquare securities as collateral for a loan.

Communication with the Board of Directors

Any stockholder communication with our Board of Directors or individual directors should be directed to GameSquare Holdings, Inc., c/o Corporate Secretary, 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034. The Corporate Secretary will forward these communications, as appropriate, directly to the director(s). The independent directors of the Board of Directors review and approve the stockholder communication process periodically in an effort to enable an effective method by which stockholders can communicate with the Board of Directors.

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board and Committee Meetings

Our Board of Directors and its committees meet throughout the year, hold special meetings as needed, and act by written consent from time to time. During fiscal year 2023, our Board of Directors held twelve meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

The names of our director nominees and directors, their ages and certain other information about them are set forth below:

Name	Age	Position
Justin Kenna	39	Chief Executive Officer and Director
Louis Schwartz	56	President and Director (Chair)
Stuart Porter	58	Director
Thomas Walker	49	Director
Travis Goff	39	Director
Jeremi Gorman	46	Director
Paul Hamilton	53	Director
Nick Lewin	47	Director

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board of Directors, are described below. There are no family relationships among any of our directors or executive officers.

Justin Kenna has served as a member of our Board and as our Chief Executive Officer since January 2021. From January 2018 to December 2020, he served as the Chief Financial Officer of FaZe Clan Inc., a wholly-owned subsidiary of FaZe Holdings, Inc., where he led the development of new revenue opportunities and developed the company into one of the most valuable esports properties in worldwide. Prior to that, he served as Director of Finance at Madison + Vine, and in various financial roles at Optimist Inc., JBWere, Deloitte and Ernst & Young. Mr. Kenna holds a Bachelor of Business (Accountancy) from the Royal Melbourne Institute of Technology. We believe Mr. Kenna is qualified to serve on the Board because of his extensive experience in the esports industry and his financial, strategy and operational expertise.

Louis Schwartz has served as a member of our Board and as our President since April 2023 and as the Chairman of the Board since July2023. Mr. Schwartz served as Chief Executive Officer of Engine Gaming and Media, Inc. (“Engine”) from May 2020 until Engine and GameSquare’s merger in April 2023. Prior to that, he served as Chief Executive Officer, from April 2018 to May 2020, and Chief Operating Officer and Chief Financial Officer, from March 2015 to April 2018, of Frankly Inc., a publicly-traded company that merged with Torque Esports to create Engine in May 2020. Mr. Schwartz previously served as Chief Digital Officer of World Wrestling Entertainment Inc. Inc. Mr. Schwartz holds a B.S. in Real Estate Finance from Pennsylvania State University and a J.D. from the Mississippi College School of Law. We believe Mr. Schwartz is qualified to serve on the Board because of his deep technology and media background and operational and transactional experience.

Stuart Porter has served as a member of our Board since April 2023. Mr. Porter founded Denham Capital in 2004 and is serves as its Managing Partner as well as its Chief Executive Officer and Chief Investment Officer. Mr. Porter has served as a director of ChampionX Corporation, a Nasdaq-listed company focused on chemistry programs, drilling technology, and other technologies, since June 2020. Mr. Porter has over three decades of experience evaluating, investing and advising companies and has significant global experience, managing offices in London and Perth Australia for Denham Capital as well as deploying investment capital across more than 25 portfolio companies in Africa, Australasia, and North and South America. In Mr. Porter’s previous roles as a founding partner of Sowood Capital Management LP and Vice President and Portfolio Manager at Harvard Management Company, Inc., Bacon Investments, at J. Aron, a division of Goldman Sachs, and at Cargill Mr. Porter oversaw both trading and investment portfolios in energy in both the public and private sectors. Mr. Porter holds a B.A. from the University of Michigan and a M.B.A. from the University of Chicago Booth School of Business. We believe Mr. Porter is qualified to serve on the Board because his experience as a founder and as a private investor brings a unique and valuable perspective to the Board, and because of his significant experience in advising, overseeing and implementing business transformation, strategy development, innovation, talent development and operations in a global environment.

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Thomas Walker has served as a member of our Board since September 2021. Mr. Walker has served as the Chief Financial Officer of the Dallas Cowboys Football Club and the Jones Family Office since April 2004, where he oversees the financial operations of the football organization and the diverse interests of the Jones Family Office. Prior to that, he served in various personal financial planning roles at KPMG LLP. Mr. Walker holds a B.S. in Finance and a M.S. in Accounting from Oklahoma State University. We believe Mr. Walker is qualified to serve on the Board because of his financial expertise and his experience managing diverse interests across a broad set of industries.

Travis Goff has served as a member of our Board since September 2021. Mr. Goff has served as President of Goff Capital, Inc. since March 2009, where he manages the company’s existing and prospective public and private investments. He currently serves as a director for various privately-held portfolio companies, including Canyon Ranch, since July 2023, Waterloo Solutions, since November 2021, Alto, since June 2021, Cascade Engineering Technologies, Inc., since September 2020, and ProbablyMonsters, Inc., since July 2019. He also served as a director of Wyreline Transformation, LLC, from September 2019 until its merger with API Perforating, LLC in January 2024. He also previously served as a board member of the Nasdaq-listed company Mid-Con Energy Partners, from June 2020 to January 2021. He also served an analyst at Morgan Stanley from 2007 to 2009. Mr. Goff received a B.A. in Economics from the University of Texas at Austin. We believe Mr. Goff is qualified to serve on the Board because of his extensive financial industry experience and his experience serving on boards of directors.

Jeremi Gorman has served as a member of our Board since November 2022. From September 2022 to October 2023, Ms. Gorman previously served as President of Worldwide Advertising at Netflix, Inc., the Nasdaq-listed global internet streaming company. From November 2018 to September 2022, she served as Chief Business Officer of Snap Inc. (NYSE: SNAP), where she was responsible for revenue and customer operations across the company. Prior to that, Ms. Gorman was employed at Amazon.com, Inc., serving as Head of Global Field Advertising Sales from June 2018 to November 2018, as Head of Field Advertising Sales, U.S. from April 2015 to June 2018, and as Head of Entertainment Advertising Sales from 2012 to April 2015. Ms. Gorman has served as a director of Xperi Inc., a NYSE-listed entertainment technology company, since June 2024. Ms. Gorman also served on the board of directors of Samba TV, Inc., a privately held television data and omniscreen measurement company, from March 2021 to October 2022. Ms. Gorman holds a B.A. from the University of California, Los Angeles and an M.B.A. from Pennsylvania Statue University. We believe Ms. Gorman is qualified to serve on the Board because of her financial and executive leadership experience at public companies in the technology, entertainment and media industries.

Paul Hamilton has served as a member of our Board since March 2024. He previously served as a Director of FaZe Holdings, Inc. from July 2022 to March 2024. Mr. Hamilton has spent much of his career growing companies by developing comprehensive strategies that have led to financial profitability and providing restructuring and turnaround advisory services, including C-level interim management, for distressed companies in the gaming, hospitality, media and real estate industries. Additionally, Mr. Hamilton has participated in and led several portfolio workouts, capital-raising efforts and distressed asset acquisitions and liquidations, and has extensive experience in reorganization advisory services involving pre-bankruptcy strategic alternatives and planning, financial forecasting and analysis, business plan development, creditor and leaseholder communications and negotiations, cost reduction initiatives, identifying and stabilizing core operations and the analysis of asset sales, divestitures or shutdowns. Mr. Hamilton has served as Co-Owner and CEO of Atlanta Esports Ventures, which owns and operates two leading Esports teams, the Atlanta FaZe in the Call of Duty League and the Atlanta Reign in the Overwatch League, since 2018; as President and CEO of The Greenspun Corporation, a conglomerate with significant investment positions in print and electronic media publications, travel and tourism, real estate and gaming, since 2011. Mr. Hamilton also co-founded and has served as Principal of financial advisory firm Province, Inc., since 2007. Mr. Hamilton earned an M.B.A. from the Graziadio School of Business at Pepperdine University. We believe Mr. Hamilton is qualified to serve on the Board because of his past experience with FaZe Esports and in the financial industry.

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Nick Lewin has served as a member of our Board since March 2024. He previously served as a Director of FaZe Holdings, Inc. from July 2022 to March 2024. Mr. Lewin has served a director of Allurion Technologies, Inc., a Nasdaq-listed company focused on providing weight loss platforms, since August 2023. He has also served as a director of Establishment Labs Holding, Inc., a Nasdaq-listed medical technology company, since September 2015, and as its chairman since December 2017. Mr. Lewin has been a managing member and head of investments at Crown Predator Holdings LLC since 2008 and has been a private investor since 2000. Mr. Lewin has also served as a director of Cutera Inc., a Nasdaq-listed company focused on providing aesthetic and dermatology solutions, since May 2023, and as a director of Halo Maritime Defense Systems, a privately held provider of maritime security products and solutions, since 2007. Mr. Lewin earned a B.A. in political science from Johns Hopkins University. We believe Mr. Lewin is qualified to serve on the Board because of his past experiences an investor in, and director of, innovative companies and his experience in the financial industry.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and the responsibilities described below. The Audit Committee, Compensation Committee, and Nominating and Governance Committee all operate under charters approved by our Board of Directors, which charters are available on our website at https://investors.gamesquare.com/governance/governance-documents/default.aspx. The Board of Directors from time to time may establish additional committees to address specific needs.

The following table sets forth (i) the three standing committees of the Board of Directors, (ii) the current members of each committee, and (iii) the number of meetings held by each committee in fiscal year 2023:

Name of Director	Audit	Compensation	Nominating and Governance
Justin Kenna
Louis Schwartz
Stuart Porter		X	X
Thomas Walker	X		X
Travis Goff	X	X	X
Jeremi Gorman	X
Paul Hamilton
Nick Lewin

Number of Meetings Held during 2023	4	3	1

All directors are expected to attend our annual meeting of stockholders. Justin Kenna and Louis Schwartz, who were members of the Board at our 2023 annual stockholder meeting, attended such meeting.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists the Board of Directors in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

●	overseeing the financial reporting process;

●	meeting with our external auditors regarding audit results;

●	engaging and ensuring independence of our outside audit firm; and

●	reviewing the effectiveness of the Company’s internal controls.

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The members of our Audit Committee are Thomas Walker, Travis Goff and Jeremi Gorman. Thomas Walker serves as our Audit Committee chair. Our Board of Directors has determined that each member of our Audit Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market. We believe that the composition of our Audit Committee meets the requirements for independence under, and the functioning of our Audit Committee complies with, all applicable requirements of The Nasdaq Stock Market and SEC rules and regulations. In addition, our Board of Directors has determined that Thomas Walker qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee

Our Compensation Committee oversees our corporate compensation policies, plans and programs. Our Compensation Committee is responsible for, among other things:

●	in consultation with senior management, establishing GameSquare’s general compensation philosophy, and overseeing the development and implementation of compensation programs;

●	reviewing and approving the compensation of the Chief Executive Officer;

●	in consultation with the Chief Executive Officer, reviewing compensation programs applicable to the senior management of the Company;

●	making recommendations to the Board with respect to GameSquare’s incentive compensation plans and equity-based plans, the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Compensation Committee by any of these plans; and

●	annually reviewing directors’ compensation and recommending any changes to the Board for consideration.

The members of our Compensation Committee are Travis Goff and Stuart Porter. Travis Goff serves as our Compensation Committee chair. Board of Directors has determined that each member of our Compensation Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market. We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, all applicable requirements of The Nasdaq Stock Market and SEC rules and regulations.

Nominating and Governance Committee

Our Nominating and Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying, screening and recommending qualified candidates to serve as directors of the Company; and

●	maintaining oversight of the Board’s and the Company’s governance functions and effectiveness.

The members of our Nominating and Corporate Governance Committee are Tom Walker, Travis Goff, and Stuart Porter. Stuart Porter serves as our Nominating and Corporate Governance Committee chair. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market.

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Director Compensation

The following table sets forth information concerning compensation paid or earned for services rendered to us by the members of our Board of Directors for the fiscal year ended December 31, 2023. Compensation paid to Justin Kenna, Louis Schwartz, and Michael Munoz is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees earned ($)	Share- Based Awards ($)	Option- Based awards ($)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)	Total ($)
Thomas Walker	-	23,901	-	-	-	-	23,901
Travis Goff	-	23,901	-	-	-	-	23,901
Jeremi Gorman	-	23,901	-	-	-	-	23,901
Stuart Porter	-	-	-	-	-	-	-

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors has nominated Justin Kenna, Louis Schwartz, Stuart Porter, Thomas Walker, Travis Goff, Jeremi Gorman, Paul Hamilton, and Nick Lewin for election at the Annual Meeting to terms expiring at the 2025 annual meeting of stockholders. Please refer to “Board of Directors and Committees of the Board” section above for the nominees’ biographies.

The eight nominees receiving the highest number of votes will be elected at the Annual Meeting. In the event a nominee is unable or declines to serve as a director, the proxies will be voted at the Annual Meeting for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Summary information regarding our nominees is set forth below.

Name	Age	Positions with the Company	Director Since
Justin Kenna	39	Chief Executive Officer and Director	January 2021
Louis Schwartz	56	President and Director (Chair)	April 2023
Stuart Porter	58	Director	April 2023
Thomas Walker	49	Director	September 2021
Travis Goff	39	Director	September 2021
Jeremi Gorman	46	Director	November 2022
Paul Hamilton	53	Director	March 2024
Nick Lewin	47	Director	March 2024

There is no family relationship among any of the nominees, directors and/or any of our executive officers. Our executive officers serve at the discretion of the Board of Directors. Further information about our directors, is provided in the “Board of Directors and Committees of the Board” section above. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the election of all eight nominees; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the nominees unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR”
ALL EIGHT NOMINEES TO SERVE AS OUR DIRECTORS

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Kreston GTA, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2024 and recommends that stockholders vote in favor of the ratification of such appointment. Kreston GTA was our independent registered public accounting firm for the fiscal year ended December 31, 2023.

Stockholder ratification of the appointment of Kreston GTA as our independent registered public accounting firm is not required by our Bylaws or otherwise. The Board of Directors, however, is submitting the appointment of Kreston GTA to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Kreston GTA representatives are expected to attend the Annual Meeting virtually. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Vote Required

Ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR”
THE RATIFICATION OF THE APPOINTMENT OF KRESTON GTA

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AUDITOR SERVICES AND FEES

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the PCAOB regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm to the Company. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit and case-by-case basis before the independent auditor is engaged to provide each service.

Auditor Fees

The following table presents fees for professional audit services rendered by Kreston GTA, our independent auditors, for the fiscal years ended December 31, 2023 and December 31, 2022, respectively:

	Fiscal Year Ended December 31,
	2023	2022
Audit fees(1)	$920,903	$198,750
Audit-related fees(2)	—	—
Tax fees(3)	—	—

Total fees	$920,903	$198,750

(1)	Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the fiscal years ended December 31, 2023 and December 31, 2022, review of the interim consolidated financial statements included in our Quarterly Reports and services normally provided in connection with regulatory filings. In addition, 2023 audit fees included fees associated with the re-audit of three years of historical financial statements of Engine Gaming and Media, Inc. under PCAOB auditing standards.

All of the services provided by Kreston GTA for the fiscal years ended December 31, 2023 and December 31, 2022, respectively, described above were pre-approved by our Audit Committee or our Board. Our Audit Committee determined that the rendering of services other than audit services by Kreston GTA were compatible with maintaining the principal accountant’s independence.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Exchange Act to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Executive Compensation” section of this proxy statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of this proxy statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in such section when evaluating our approach to compensating our named executive officers.

Our Board of Directors and the Compensation Committee of our Board of Directors monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals we need to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has structured executive compensation in accordance with the following considerations (among others):

●	the Compensation paid to executive officers in comparable organizations;
●	the Company’s performance and relative stockholder return;
●	the competitive marketplace for persons with similar skills and attributes;
●	the Compensation paid to each executive officer in prior years; and
●	the Committee’s assessment of each executive officer’s current and expected contribution to the Company’s success.

The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executive officers with the interests of our stockholders. Please refer to the “Executive Compensation” section of this proxy statement for a discussion of our Company’s executive compensation practices and philosophy and the actual compensation provided to our named executive officers.

The vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Compensation Committee. The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the compensation of our named executive officers as disclosed in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the compensation of our named executive officers unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our Board of Directors and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Exchange Act to provide our stockholders with a vote, every six years, on how frequently we will hold a “Say-on-Pay” on compensation of our named executive officers in the future. We are seeking a vote, on a non-binding, advisory basis, on a resolution regarding the frequency of the advisory vote on the compensation of our named executive officers. Our stockholders may vote to approve holding an advisory vote on the compensation of our named executive officers every one, two or three years.

Our Board of Directors believes that it is appropriate and in the best interests of our stockholders to hold the advisory vote on the compensation of our named executive officers annually. An annual advisory vote on the compensation of our named executive officers will provide our Board of Directors and the Compensation Committee with more direct input from stockholders on our executive compensation policies, practices and procedures. In addition, an annual advisory vote on the compensation of our named executive officers is consistent with our objectives of engaging in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs.

When voting on this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, stockholders will not vote “for” or “against” the recommendation of our Board of Directors to hold the advisory vote annually. Rather, stockholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two or three years, or to abstain entirely from voting on the matter. Shares of common stock represented by executed, but unmarked, proxies will be voted for holding the advisory vote on the compensation of our named executive officers annually; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for any frequency unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such frequency. The particular frequency of the advisory vote on the compensation of our named executive officers receiving the greatest number of votes cast for such frequency will be considered by our Board of Directors as the stockholders’ recommendation as to the frequency of future stockholder advisory votes on the compensation of our named executive officers. However, the outcome of this vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers is advisory and not binding on us or our Board of Directors. Nevertheless, our Board of Directors will review and consider the outcome of this vote when making its determination as to the frequency of future advisory stockholder votes on the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR HOLDING THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ANNUALLY.

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PROPOSAL 5: TO APPROVE AN AMENDMENT TO THE COMPANY’S 2024 STOCK INCENTIVE PLAN TO INCORPORATE AN EVERGREEN FORMULA WHEREBY THE MAXIMUM NUMBER OF SECURITIES ISSUABLE UNDER THE COMPANY’S 2024 STOCK INCENTIVE PLAN WILL READJUST ANNUALLY TO AN AMOUNT EQUAL TO 20% OF THE COMPANY’S TOTAL SHARES OF COMMON STOCK OUTSTANDING.

Background of the Proposal

The Company relies heavily on its ability to issue incentive equity to its employees in order to adequately compensate them for their efforts without having to utilize precious cash resources. In this regard, the Company is seeking to simplify the process for increasing the maximum number of securities issuable under the Company’s 2024 Incentive Plan by way of incorporating an evergreen formula. The proposed evergreen formula would provide that, commencing upon the date the Company’s stockholders vote to approve this Proposal 5, and thereafter continuing annually on January 1 of each year, the number of securities issuable under the Company’s 2024 Incentive Plan (“Plan Shares”) be adjusted to a number equal to twenty percent (20%) of the Company’s total outstanding shares of common stock as at December 31 of the preceding year. For example, if the Company has 35,000,000 shares of common stock outstanding as at December 31, 2024, the evergreen formula would increase the number of securities issuable as follows: Total shares of common stock outstanding of 35,000,000 x 20% = 7,000,000.

As such, beginning on January 1, 2025, and for the 2025 calendar year, the maximum number of securities issuable under the Company’s 2024 Incentive Plan would be 7,00,000 based on total shares of common stock outstanding of 35,000,000 shares on December 31, 2024.

If the stockholders approve of the Evergreen Amendment, it is the intent of the Company to amend Article 4, the definition of “Overall Share Limit,” and add the evergreen formula as Section 4.2 to the 2024 Incentive Plan as set out in the Amendment to the 2024 Incentive Plan included as Appendix A to this Proxy Statement.

Background of the Plan

The following is a summary of the Company’s 2024 Incentive Plan dated May 22, 2024. This summary is qualified in its entirety by reference to the full text of the 2024 Incentive Plan, as filed by the Company in its Registration Statement on Form S-8 filed with the SEC on May 22, 2024, which is amended by the Amendment to the 2024 Incentive Plan included as Appendix A to this Proxy Statement and is incorporated herein by reference. The Company encourages its stockholders to review the 2024 Incentive Plan and the Amendment to the 2024 Incentive Plan for full details of its terms and conditions. All capitalized terms used but not defined herein shall have the respective meanings as defined in the 2024 Incentive Plan.

Plan Administration. In accordance with the terms of the 2024 Incentive Plan, the 2024 Incentive Plan shall be administered by the GameSquare Board or by a committee appointed by the Board (the “Administrator”). The Administrator has authority to determine which Service Providers receive Awards, grant Awards, and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines, and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards.

Shares Available for Issuance. Awards may be made under the Plan covering up to the Overall Share Limit. The Overall Share Limit (not taking into account the Evergreen Amendment) is the maximum number of shares available for issuance under the Plan, which includes the Plan Shares, the FaZe Plan Shares, and the Prior Plan Shares, subject to adjustment under Sections 4.2 and 4.3.

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Stock Options and Stock Appreciation Rights. The 2024 Incentive Plan provides that the Administrator may grant Options or Stock Appreciation Rights. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten (10) years.

Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations. If an Incentive Stock Option is granted to a greater than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code.

Restricted Stock and Restricted Stock Units. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.

Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement.

Adjustments. The Administrator shall equitably adjust each outstanding Award as it deems appropriate to reflect any equity restricting or corporate transaction.

Change in Control. If a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by an assumption, and provided that the Participant has not had a Termination of Service, then the Administrator may provide that, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock.

Vesting. Awards granted under the Plan (other than Cash Based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash obligations, and (iii) Awards to Directors who are not Employees that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

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409A. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply.

Amendment and Termination. The Administrator may amend, suspend, or terminate the Plan at any time.

Required Vote; Recommendation of the Board

Appendix A provides the intended amendments to Article 4 (Stock Available For Awards), the definition of “Overall Share Limit,” and the addition of Section 4.2 of the Company’s 2024 Incentive Plan if Proposal 5 approving the inclusion of the evergreen formula is approved.

Our Board of Directors believes that it is appropriate and in the best interests of our stockholders to approve the Evergreen Amendment to the Company’s 2024 Incentive Plan. The Company’s Board has unanimously approved the Evergreen Amendment, subject to stockholder approval at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Evergreen Amendment as disclosed in this proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the Evergreen Amendment as disclosed in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the Evergreen Amendment unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2024 INCENTIVE PLAN TO INCORPORATE AN EVERGREEN FORMULA.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

To avoid conflicts of interest, on an ongoing basis, the Company’s Audit Committee reviews, approves and oversees all material contracts entered between the Company and any of its subsidiaries and any officer, director, insider or related party and may employ outside accountant, attorneys and other advisors in assisting in its review of such matters. The Audit Committee also ensures that appropriate disclosure is made with respect to any related party transactions that are entered.

Related Party Transactions

Credit Facility Payable

On June 30, 2022, the Company entered into an agreement for a $5 million credit facility (the “Facility”) for a one-year term with Goff & Jones Lending Co, LLC., a related party to the Company by virtue of one of its directors. The Facility matured on June 30, 2023 (the “Maturity Date”). During the three months ended March 31, 2023, the Company accrued $23,266 in interest and $80,133 in legal fees in connection with the Facility. This credit facility was paid off during the quarter ended June 30, 2023, and has not been renewed.

Convertible Debenture with a Director of the Company as Counterparty

On September 1, 2022, Engine extended convertible debentures that were due to expire in October and November 2022 with an aggregate principal amount of USD$1,250,000. Key terms include (a) maturity date of August 31, 2025, (b) interest rate of 7% (interest to be paid in full at maturity) and (c) conversion price of $4.40. The convertible debenture is beneficially held by a director of the Company. The participation of a director in the original issuance of the convertible debenture constitutes a related party transaction.

Indemnification Agreements

Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. These indemnification obligations may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Employment Arrangements

We have entered into employment agreements with certain of our executive officers. For more information regarding the agreements with our named executive officers, see “Executive Compensation.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 31, 2024 with respect to the beneficial ownership of our common stock by (i) each person we believe beneficially holds more than 5% of the outstanding shares of our common stock based solely on our review of SEC filings or information provided to us by such person; (ii) each director and nominee; (iii) each named executive officer listed in the table entitled, “Summary Compensation Table” under the section entitled, “Executive Compensation”; and (iv) all directors and executive officers as a group. As of December 31, 2024, 32,635,995 shares of our common stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted below, the address of each stockholder listed on the table is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

	Number of	Percentage of
	Common	Total Voting
Name and Address of Beneficial Owner(1)	Shares	Power
5% Holders
Entities affiliated with John Goff(2)	6,342,653	19.1%
Blue & Silver Ventures, Ltd.(3)	1,606,618	4.9%
GSQ Partners LLC	2,286,623	6.9%
Directors, Director Nominees and Named Executive Officers
Justin Kenna(4)	933,662	2.8%
Lou Schwartz(5)	379,486	1.2%
Travis Goff(6)	186,955	*
Jeremi Gorman	131,311	*
Stuart Porter(7)	1,381,186	4.2%
Tom Walker	-	-
Nick Lewin(8)	259,013	*
Paul Hamilton(9)	598,405	1.8%
Michael Munoz(10)	43,849	*
All Company directors and current executive officers as a group (9 individuals)	3,913,867	11.6%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335, Frisco, Texas, USA, 75034.
(2)	Includes: (i) 4,316,547 shares held directly by Goff Jones Strategic Partners LLC (“Goff Jones”); (ii) 647,482 shares issuable pursuant to the exercise of PIPE Warrants held by Goff Jones; (iii) 1,157,397 shares held by JCG 2016 Holdings, LP (“JCG Holdings”); and (iv) 221,227 shares held by Goff Family Investments, LP (“Family Investments”). Goff Capital, Inc. (“Goff Capital”), as general partner to Family Investments, may be deemed to beneficially own the securities held of record by Family Investments. John C. Goff is the Chief Executive Officer of Goff Capital. JCG Holdings exercises shared voting and dispositive control over the share held by Goff Jones and may be deemed to beneficially own the securities held of record by Goff Jones. JCG 2016 Management, LLC (“Holdings GP”), as general partner to JCG Holdings, may be deemed to beneficially own the securities held of record by JCG Holdings and Goff Jones. John C. Goff 2010 Family Trust (“Goff Family Trust”) is the sole shareholder of Goff Capital and Holdings GP and may be deemed to beneficially own the securities held of record by JCG Holdings, Family Investments and Goff Jones. John C. Goff is the sole trustee of Goff Family Trust, which is the sole shareholder of Goff Capital and Holdings GP, and consequently, he may be deemed to beneficially own the securities held of record by JCG Holdings, Family Investments, and Goff Jones. This information is as of March 11, 2024, and is based solely on information set forth in Schedule 13D/A filed with the SEC on March 11, 2024 by John C. Goff. The address for Goff Jones, JCG Holdings, Family Investments, Goff Capital, Holdings GP, Goff Family Trust and John C. Goff is 500 Commerce Street, Suite 700, Fort Worth, TX 76102.

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(3)	Includes (i) 1,477,372 shares held by Blue & Silver Ventures, Ltd. and (ii) 129,246 shares issuable upon outstanding warrants exercisable within 60 days of December 31, 2024 held by Blue & Silver Ventures, Ltd.
(4)	Includes (i) 115,321 shares held directly by Mr. Kenna and (ii) 495,720 shares held by Kenna Holdings Inc. (iii) 322,621 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Kenna.
(5)	Includes (i) 244,630 shares held directly by Mr. Schwartz and (ii) 134,856 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Schwartz.
(6)	Includes (i) 50,249 shares held directly by Travis Goff and (ii) 5,395 shares of common stock underlying outstanding warrants that are exercisable within 60 days of December 31, 2024 held by Travis Goff and (iii) 131,311 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Travis Goff.
(7)	Includes (i) 899,357 shares held directly by Mr. Porter, (ii) 107,914 shares of common stock underlying outstanding warrants that are exercisable within 60 days of December 31, 2024 held by Mr. Porter, (iii) 148,933 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Porter, and (iv) 216,666 shares held indirectly by Mr. Porter through Three Curve Capital LP.
(8)	Includes (i) 95,668 shares held by CPH Phase II SPV LP, (ii) 67,943 shares held by CPH Phase III SPV LP (iii) 34,132 shares of common stock underlying outstanding restricted stock awards that are exercisable within 60 days of December 31, 2024 held by Mr. Lewin, and (iv) 61,270 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Lewin. CPH Holdings VII, LLC was the sole general partner of each of CPH Phase II SPV LP and CPH Phase III SPV LP, and Nick Lewin is the sole manager of CPH Holdings VII, LLC. In such capacity, Mr. Lewin had sole voting and investment power over the securities held by CPH Phase II SPV LP and CPH Phase III SPV LP and, therefore, may be deemed to be the beneficial owner of such securities. With respect to the securities held by CPH Phase II SPV LP and CPH Phase III SPV LP, Mr. Lewin disclaims beneficial ownership, except to the extent of his pecuniary interest therein. The business address of CPH Phase II SPV LP and CPH Phase III SPV LP is 1230 Montana Avenue, Suite 201, Santa Monica, CA 90403.
(9)	Represents (i) 503,003 shares held by AEV Esports, LLC (ii) 34,132 shares of common stock underlying outstanding restricted stock awards that are exercisable within 60 days of December 31, 2024 held by Mr. Hamilton, and (iii) 61,270 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Hamilton. Mr. Hamilton is the President and Chief Executive Officer of AEV Esports, LLC, and may be deemed to share voting and dispositive control over the shares held by AEV Esports, LLC.
(10)	Includes (i) 43,423 shares held directly by Mr. Munoz and (ii) 426 shares issuable upon outstanding stock options exercisable within 60 days of December 31, 2024 held by Mr. Munoz.
(11)	Represents (i) 1,984,635 shares held directly by GSQ Partners LLC; and (ii) 301,988 shares issuable upon outstanding warrants exercisable within 60 days of December 31, 2024 held by GSQ Partners LLC. The address for GSQ Partners LLC is 23 Main Street, Suite E, Tiburon, CA 94920.

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EXECUTIVE OFFICERS

Biographical data for our current executive officers, including their ages as of December 31, 2023 is set forth below, except Mr. Kenna’s biography, which is included under the heading, “Board of Directors and Committees of the Board” above.

Executive Officers

Michael Munoz, age 41, has served as our Chief Financial Officer since April 2023. Prior to that, he was the Chief Financial Officer of Engine Gaming and Media, Inc. (“Engine”), from May 2020 to April 2023. Mr. Munoz served various roles for Frankly Inc., including as its Chief Financial Officer from April 2018 until its merger with Engine in May 2020, its Controller, from January 2016 to April 2018, and as Assistant Controller from September 2015 to December 2015. Mr. Munoz previously worked as an auditor for seven years at Grant Thornton LLP, including as Audit Manager and Audit Senior Associate. Mr. Munoz is a CPA and holds a B.S. and a M.S.A. from Long Island University.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Members of the Compensation Committee
Travis Goff (Chair) and Stuart Porter

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers (NEOs). This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2023 were as follows, who are comprised of (1) our principal executive officer in fiscal year 2023, and (2) our next two most highly compensated executive officers who were serving as executive officers as of December 31, 2023:

●	Justin Kenna, our Chief Executive Officer and Director;

●	Louis Schwartz, our President and Director (Chairman);

●	Michael Munoz, our Chief Financial Officer;

The process for determining executive compensation is relatively informal, in view of the size and stage of the Company and its operations. Executive officers are involved in the process and make recommendations to the Board which considers and decides whether to approve the discretionary components (e.g., cash bonuses, stock options and RSUs) of the annual compensation of senior management (other than the Chief Executive Officer). Except as otherwise described below, the Company does not maintain specific performance goals or use benchmarks in determining the compensation of executive officers. The Board may at its discretion award either a cash bonus, stock options or RSUs for high achievement or for accomplishments that the Board deem as worthy of recognition.

Compensation for the NEOs is composed primarily of three components: base fees, performance bonuses and stock-based compensation. In establishing the levels of base fees, performance bonuses and the awards of stock options and RSUs, the Board takes into consideration a variety of factors, including the financial and operating performance of the Company, and each NEO’s individual performance and contribution towards meeting corporate objectives, responsibilities and length of service.

Approach

While we do not have a formal compensation policy, the general objectives of our executive compensation are to:

●	attract, retain and motivate executives critical to our success;
●	link the interests of management with those of our stockholders; and
●	provide rewards, through discretionary bonuses, for outstanding corporate and individual performance.

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The following principles guide our overall compensation philosophy:

●	compensation is determined on an individual basis by the need to attract and retain talented, entrepreneurial, high achievers;
●	an appropriate portion of total compensation is variable and linked to achievements, both individual and corporate; and
●	all compensation and compensation objectives shall be fully and plainly disclosed.

The Board is responsible for ensuring the application of the compensation policy is appropriately aligned to support its stated objectives and encourage the appropriate management behaviors, while avoiding excessive risk-taking by executive officers. The Board believes that the compensation paid to each NEO during the last financial year was commensurate with each NEO’s position, experience and performance.

Compensation Risk Oversight and Assessment

In light of our size and the balance between long-term objectives and short-term financial goals with respect to the our executive compensation program, the Board does not presently deem it necessary to consider the implications of the risks associated with its compensation policies and practices.

Financial Instruments

All employees, including NEOs and Directors, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds) that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director.

Components of Compensation

Base Fees

Base fees form an essential component of our compensation mix as they are the first base measure to remain competitive relative to industry compensation practices, are fixed and therefore not subject to uncertainty, and can be used as the base to determine other elements of compensation and benefits. In determining the base fees of executive officers, the Board considers the following:

●	the recommendations of the President and Chief Executive Officer of the Company (other than with respect to the compensation of the President and Chief Executive Officer);
●	the particular responsibilities related to the position;
●	the experience, expertise and level of the executive officer;
●	what the Board members believe is industry practice;
●	the executive officer’s length of service to us; and
●	the executive officer’s level of responsibilities and overall performance based on informal feedback.

There is no mandatory framework that determines which of these factors may be more or less important and the emphasis placed on any of these factors is at the discretion of the Board and may vary among the executive officers. The determination of base fees relies principally on negotiations between the respective NEO and the Company and is therefore heavily discretionary. In respect of the base fees paid to the President and Chief Executive Officer, the Board also broadly considers the performance of the President and Chief Executive Officer against the Company’s performance in the previous year.

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Bonus Payments

Our cash bonus awards are designed to reward an executive for the direct contribution which he or she can make to the Company. NEOs are entitled to receive discretionary bonuses from time to time as determined or approved by the Board, upon the recommendation of the Chief Executive Officer. We do not currently prescribe a set of formal objective measures to determine discretionary bonus entitlements. Rather we use informal goals which may include an assessment of an individual’s current and expected future performance, level of responsibilities and the importance of his/her position and contribution to the Company. Precise goals or milestones are not pre-set by the Board. The performance-based bonuses paid to the NEOs during the financial years ended December 31, 2023 and 2022 are listed in the summary compensation table.

Long-term Incentives, RSUs and Options

The Board believes that granting stock options and RSUs to key personnel encourages retention and more closely aligns the interests of such key personnel with the interests of our stockholders while at the same time not drawing on the limited cash resources of the Company.

We do not utilize a set of formal objective measures to determine long-term incentive entitlements, rather, long-term incentive grants, such as stock options and RSUs, to NEOs are determined in a discretionary manner on a case-by-case basis but having consideration to the number of options or RSUs previously granted. There are no other specific quantitative or qualitative measures associated with option and RSU grants and no specific weights are assigned to any criteria individually; rather, the performance of the Company is broadly considered as a whole when determining the stock-based compensation (if any) to be granted and we do not focus on any particular performance metric.

We have adopted the Stock Option Plan and RSU Plan. The Stock Option Plan was approved by our shareholders at the annual and special meeting in March 2023.

Clawback Policy

Awards granted under our equity award plans will be subject to recoupment in accordance with our Compensation Clawback Policy and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer, our next two most highly compensated executive officers, who were serving as executive officers as of December 31, 2023.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)(3)	Total compensation ($)
Justin Kenna	2023	600,000	-	1,253,287	-	-	-	12,072	1,865,359
Chief Executive Officer and Director	2022	600,000	-	124,633	3,485	-	-	9,447	737,565

Louis Schwartz	2023	341,667	-	-	-	-	-	22,561	364,228
President and Director (Chair)	2022	-	-	-	-	-	-	-	-

Michael Munoz	2023	187,500	-	-	-	-	-	22,017	209,517
Chief Financial Officer	2022	-	-	-	-	-	-	-	-

Notes:

(1)	The Company completed a reverse takeover transaction (the “RTO”) effective April 11, 2023. Certain amounts included in the table above reflect the compensation paid to the officers of GameSquare Esports Inc., as a predecessor to the Company, and the Company, subsequent to the completion of the RTO.
(2)	The weighted average fair value price per option was estimated using the Black-Scholes option pricing model.
(3)	Based on medical insurance and other insurance benefits.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of December 31, 2023. All equity awards outstanding as of December 31, 2023 have been restated to give effect to the exchange of GameSquare Esports Inc. common shares for common shares of GameSquare Holdings, Inc, pursuant to which, common shares of GameSquare Esports Inc. were exchanged at a ratio of 0.020655.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Justin Kenna	43,375	-	41,310 at CAD$21.30	January 22, 2026	N/A	N/A	495,720	897,253
			2,065 at CAD$16.95	March 1, 2027
Louis Schwartz	4,777	-	201 at CAD$426.00	February 10, 2026	N/A	N/A	-	-
			182 at CAD$426.00	March 3, 2027
			85 at CAD$426.00	August 25, 2025
			4309 at $3.64	May 26, 2029
Michael Munoz	11	-	11 at CAD$426.00	February 10, 2026	N/A	N/A	-	-

Notes:

(1)	Based on the closing price of our Common Stock of $1.81 on December 29, 2023, the last trading day of our fiscal year 2023, as reported by Nasdaq.

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Termination of Employment, Change in Responsibilities, and Employment Contracts

The following describes the respective employment agreements entered into by the Company and each NEO as of December 31, 2023:

Name and Position	Notice Period	Monthly Salary		Severance on Termination not for Cause	Severance on Termination not for Cause following Change of Control (1)
Justin Kenna, Chief Executive Officer and Board Member	N/A	USD$	50,000	12 months	24 months
Louis Schwartz, President and Chairman of the Board of Directors	N/A	USD$	41,667	12 months	24 months

(1) Termination occurs within 12 months of the Change of Control.

Change of Control Provisions

For the purpose of the agreements with the officers as set forth above, “Change of Control” is defined as the acquisition by any person or entity of:

(1) shares or rights or options to acquire Common Shares or securities which are convertible into Common Shares or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast at a meeting of the stockholders of the Company;

(2) shares or rights or options to acquire shares, or their equivalent, of any material subsidiary of the Company or securities which are convertible into shares of the material subsidiary or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast a meeting of the stockholders of the material subsidiary; or

(3) more than 50% of the material assets of the Company, including the acquisition of more than 50% of the material assets of any material subsidiary of the Company.

Such Change of Control payments may be triggered by either the Company or the officer who elects within one year from the date of such Change of Control to elect to have such officer’s agreement terminated.

Summary of Termination Payments

The estimated incremental payments, payables and benefits that might be paid to the officers pursuant to the above noted agreements in the event of termination without cause or after a Change of Control (assuming such termination or Change of Control is effective as of December 31, 2023) are detailed below:

Name and Position	Severance on Termination not for Cause ($)	Severance on Termination not for Cause following Change of Control ($) (1)
Justin Kenna, Chief Executive Officer and Board Member
Salary/Fees	USD$600,000	USD$1,200,000
Bonus:	Nil	Nil
Benefits:	12 months	18 months
Total:	USD$600,000	USD$1,200,000
Louis Schwartz, President and Chairman of the Board of Directors
Salary/Fees	USD$500,000	USD$1,000,000
Bonus:	Nil	Nil
Benefits:	12 months	18 months
Total:	USD$500,000	USD$1,000,000

(1) Termination occurs within 12 months of the Change of Control.

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Employment, Consulting and Management Contracts

Management functions of GameSquare and its subsidiaries are substantially performed by GameSquare’s directors and executive officers. During the year ended December 31, 2023, GameSquare did not enter into any contracts, agreements or arrangements with parties other than its directors and executive officers (or their personal holding corporation) for the provision of such management functions.

Justin Kenna

GameSquare has an employment agreement with Justin Kenna for his services as Chief Executive Officer which is effective as of July 7, 2023 (“Kenna Agreement”). The annual base salary under the Kenna Agreement is USD$600,000. The Kenna Agreement has a term of three years from its effective date, which will automatically renew for subsequent periods of one year unless either party provides written notice at least 120 days prior to the expiration of the applicable period at such time. The Kenna Agreement also provides for certain benefits, including health and medical insurance, and reimbursement for reasonable business expenses.

Under the Kenna Agreement, Mr. Kenna is entitled to receive a severance payment if terminated without cause, or in the event of resignation with good reason (as defined therein), equal to 12 months of his annual compensation, paid in monthly installments, and continued premium payments for health insurance to allow Mr. Kenna to continue such insurance coverage for an 12-month period. In the event the Kenna Agreement is terminated without cause or for good reason (both as defined therein), outstanding equity incentive awards held by Mr. Kenna will vest through the end of the 12-month period. In the event there is a change of control (as defined therein) and within 12 months thereafter the Kenna Agreement is terminated without cause or for good reason, accelerated vesting will apply to all outstanding equity incentive awards, including that performance-based awards will fully vest.

Louis Schwartz

GameSquare has an employment agreement with Louis Schwartz for his services as President which is effective as of May 1, 2023 (“Schwartz Agreement”). The annual base salary under the Schwartz Agreement is USD$500,000. The Schwartz Agreement has a term of two years from its effective date, which will automatically renew for subsequent periods of one year unless either party provides written notice at least 120 days prior to the expiration of the applicable period at such time. The Schwartz Agreement also provides for certain benefits, including health and medical insurance, and reimbursement for reasonable business expenses.

Under the Schwartz Agreement, Mr. Schwartz is entitled to receive a severance payment if terminated without cause, or in the event of resignation with good reason (as defined therein), equal to 12 months of his annual compensation, paid in monthly installments, and continued premium payments for health insurance to allow Mr. Schwartz to continue such insurance coverage for an 12-month period. In the event the Schwartz Agreement is terminated without cause or for good reason (both as defined therein), outstanding equity incentive awards held by Mr. Schwartz will vest through the end of the 12-month period. In the event there is a change of control (as defined therein) and within 12 months thereafter the Schwartz Agreement is terminated without cause or for good reason, accelerated vesting will apply to all outstanding equity incentive awards, including that performance-based awards will fully vest.

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Equity Compensation Plan Information

On March 7, 2024, the Company adopted the amended and restated Omnibus equity incentive plan (“Omnibus Plan”).

The Stock Option Plan is considered a “rolling” or “evergreen” stock option plan since the Company will be authorized to grant stock options of up to 10% of its issued and outstanding Common Shares at the time of the stock option grant, from time to time, with no vesting provisions and after taking into account any stock options or RSUs outstanding. The number of options available to grant increases as the number of issued and outstanding Common Shares increases. As of September 30, 2024, the number of options available to grant amounted to 3,158,641 Common Shares, being 10% of the outstanding Common Shares as of September 30, 2024.

Options may be exercisable over periods of up to 10 years as determined by the Board of Directors of the Company. The Option price for shares that are the subject of any Option shall be fixed by the Board when such Option is granted but shall not be less than the market value of such shares at the time of grant.

The Omnibus Plan allows the Company to award restricted share units to directors, officers, employees and consultants of the Company and its subsidiaries upon such conditions as the Board may establish, including the attainment of performance goals recommended by the Company’s compensation committee. The purchase price for common shares of the Company issuable under each Restricted Share Unit (“RSU”) award, if any, shall be established by the Board at its discretion. Common shares issued pursuant to any RSU award may be made subject to vesting conditions based upon the satisfaction of service requirements, conditions, restrictions, time periods or performance goals established by the board.

Subject to the adjustment provisions provided for in the RSU Plan and applicable rules and regulations of all regulatory authorities to which the Company is subject (including any stock exchange), the total number of Common Shares that may be reserved for issue in connection with the RSUs granted pursuant to the RSU Plan shall not exceed 2,861,658 Common Shares, being 10% of the total number of issued and outstanding Common Shares on the date the RSU Plan was adopted by the Board.

On May 22, 2024, the Company adopted the 2024 GameSquare Holdings, Inc. Incentive Plan. See “Background of the Plan” within Proposal 5 for details of the Company’s 2024 Incentive Plan. The Company is seeking shareholder approval, pursuant to Proposal 5, to allow for an evergreen formula that would result in an automatic annual increase to the number of securities issuable under the Company’s 2024 Incentive Plan to an amount equal to no more than 20% of the total outstanding shares of common stock.

Securities Authorized for Issuance under Equity Compensation Plans

The following table shows the Common Shares authorized for issuance from treasury under the Stock Option Plan and the RSU Plan, being the Company’s only compensation plans under which Common Shares are authorized for issuance, as of December 31, 2023.

Plan Category		Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price ($) of Outstanding Options, Warrants and Rights (B)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected in Column (A)) (C)
Equity Compensation Plans Not Approved by Shareholders		-	N/A	N/A
Equity Compensation Plans Approved by Shareholders	Stock Option Plan	416,621 1,446,578	CAD$19.34 USD$3.32	1,295,442
	RSU Plan	585,526	N/A	1,189,573
Total		2,448,725		2,485,015

As of September 30, 2024, the number of stock options and RSUs outstanding that were issued under the Stock Option Plan and RSU Plan, respectively, represents approximately 5.9% and 1.9% of the 31,586,409 outstanding Common Shares as of September 30, 2024.

32

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with Nasdaq Stock Market’s Rules and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board of Directors. A copy of the charter can be found on the Company’s website at https://investors.gamesquare.com/governance/governance-documents/default.aspx.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with:

●	the Company’s external audit function; including the qualifications, independence, appointment and oversight of the work of the external auditors;
●	the Company’s accounting and financial reporting requirements;
●	the Company’s reporting of financial information to the public;
●	the Company’s compliance with law and regulatory requirements;
●	the Company’s risks and risk management policies;
●	the Company’s system of internal controls and management information systems; and
●	such other functions as are delegated to it by the Board.

The Audit Committee has:

●	reviewed and discussed our audited financial statements with management and Kreston GTA, the independent auditors;

●	discussed with Kreston GTA the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

●	received from Kreston GTA the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has regularly met separately with management and with Kreston GTA, and further to the matters specified above, has discussed with Kreston GTA the overall scope, plans, and estimated costs of its audit.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Members of the Audit Committee
Thomas Walker (Chair), Travis Goff and Jeremi Gorman

33

OTHER INFORMATION

Stockholder Proposals

Stockholder Proposals for 2025 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is October 22, 2025 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2025 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2025 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. For the 2025 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034, not later than the close of business on the 10th day nor earlier than the close of business on the 60th day before the one-year anniversary of the date on which we first mailed proxy materials or a notice of availability of proxy materials (whichever is earlier) for the previous year’s annual meeting. Please refer to the full text of our Bylaw provisions for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary, GameSquare Holdings, Inc. at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2023 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at https://investors.gamesquare.com/financials/quarterly-results/default.aspx and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Corporate Secretary, GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Frisco, Texas
January 16, 2025

34

APPENDIX A

AMENDMENT TO

GAMESQUARE HOLDINGS INC.

2024 STOCK INCENTIVE PLAN

WHEREAS, on May 22, 2024, GameSquare Holdings, Inc. (the “Company”) established the Company’s 2024 Stock Incentive Plan (the “Plan”);

WHEREAS, on January 16, 2025, the Company’s Board of Directors (“Board”) approved this Amendment to the Plan (the “Amendment”) and submitted the Amendment to the Company’s stockholders for approval at the 2024 Annual Meeting; and

WHEREAS, the Company’s stockholders approved the Amendment at the 2024 Annual Meeting.

NOW, THEREFORE, pursuant the power reserved to the Board by Section 10.4 of the Plan, the Plan be and is hereby amended as follows:

Section 4.1 of the Plan is deleted in its entirety and replaced with the following:

4.1 Number of Shares. Subject to adjustment under Article 8 and the terms of this Article 4, Awards may be made under the Plan, which includes: 5,897,913 shares of Common Stock that may be issued pursuant to the Plan (the “Plan Shares”), (ii) 1,331,037 shares of Common Stock issuable pursuant to outstanding equity awards granted under the Engine Media Holdings, Inc. Amended and Restated Omnibus Equity Plan, which the Company previously assumed as successor in interest to Engine Media Holdings, Inc. (the “Prior Plan Shares”); and (iii) 1,791,934 shares of Common Stock issuable pursuant to outstanding equity awards granted under (a) the FaZe Holdings, Inc. 2022 Omnibus Incentive Plan and (b) the FaZe Clan Inc. Amended and Restated 2019 Equity Incentive Plan ((a) and (b) collectively, the “FaZe Plan Shares”) with respect to shares of FaZe Holdings, Inc., a Delaware corporation (“FaZe”), which were assumed by the Company and converted into equity awards in respect of shares of Common Stock in connection with the Company’s acquisition of FaZe. As of the Plan’s effective date, the Company will cease granting awards under the Prior Plan; however, the Prior Plan Awards will remain subject to the terms of the applicable Prior Plan, other than those terms required by TSX Venture Exchange rules. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

The Plan is hereby amended to add a new Section 4.2 (and renumber the existing Sections that follow accordingly) to read in its entirety as follows:

4.2 Evergreen. The Plan Shares (which, for the avoidance of doubt, shall not include the FaZe Plan Shares or the Prior Plan Shares), shall automatically increase on such date the Company’s shareholders vote to approve this evergreen formula and on each January 1st thereafter through the expiration of the Plan under Section 10.3, such that the amount of Plan Shares issuable under the Plan as Awards will be equal to twenty percent (20%) of the total number of Shares outstanding on December 31st of the immediately preceding calendar year. Notwithstanding the foregoing, the Administrator may act prior to the first day of any calendar year to provide that there shall be no increase in the number of Plan Shares for such calendar year or that the increase in the number of Plan Shares for such calendar year shall be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence.

Section 4.4 of the Plan is deleted in its entirety and replaced with the following:

4.4 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, all Shares under the Plan are eligible to be issued pursuant to the exercise of Incentive Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. Subject to adjustment as provided in Article 8, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the Overall Share Limit, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to the evergreen formula in Section 4.2.

Section 11.28 of the Plan is deleted in its entirety and replaced with the following:

11.28 “Overall Share Limit” means the maximum number of shares available for issuance under the Plan, which includes the Plan Shares, the FaZe Plan Shares, and the Prior Plan Shares, subject to adjustment under Sections 4.2 and 4.3.

In all other respects, the Plan remains unchanged. The Plan shall remain in full force and effect and, as amended by this Amendment, is ratified and affirmed in all respects.

GAMESQUARE HOLDINGS, INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

SNKQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON SHARES

Holder Account Number
C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on March 12, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 12:00 pm, Central Time, on March 10, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

SNKQ_PRX_370910/000001/000001/i

SAM SAMPLE

C9999999999

IND C06

Appointment of Proxyholder

I/We being holder(s) of securities of GameSquare Holdings, Inc. (the "Company") hereby appoint: Lou Schwartz, or failing this person, Mike Munoz (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Gamesquare and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held online at https://meetnow.global/MGFQ7HJ on March 12, 2025 at 12:00 pm, Central Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Justin Kenna	☐	☐	02. Louis Schwartz	☐	☐	03. Stuart Porter	☐	☐
04. Thomas Walker	☐	☐	05. Travis Goff	☐	☐	06. Jeremi Gorman	☐	☐
07. Paul Hamilton	☐	☐	08. Nick Lewin	☐	☐			

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	For	Withhold
2. Appointment of Auditor To appoint Kreston GTA as the auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.	☐	☐

	For	Against
3. Advisory Resolution on Compensation To approve, by a non-binding advisory vote, the compensation of our named executive officers.	☐	☐

	For	Against
4. Frequency of Advisory Vote on Compensation To consider, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

S N K Q 3 7 0 9 1 0 1 P I A R 1 9 9 9 9 9

GAMESQUARE HOLDINGS, INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

SNKQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON SHARES

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on March 12, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 12:00 pm, Central Time, on March 10, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

SNKQ_PRX_370910/000002/000002/i